Exhibit 8.1

Subsidiary list as at 30 June 2012

	Company Name	Country
1	141 Union Company	United States
2	8231508 Canada Inc.	Canada
3	African Metals Limited	South Africa
4	Albion Downs Pty Limited	Australia
5	Aluminium Consortium Venezuela B.V. (Venezuela)	Venezuela
6	Anglo Potash Ltd.	Canada
7	Araguaia Participações Ltda	Brazil
8	Astra Explorations & Mining Company (Proprietary) Limited	Botswana
9	Athabasca Resources Partnership	Canada
10	Atlas Steels Company Limited	Canada
11	Baniettor Mining Pty Limited	South Africa
12	BHP Billiton (Aus) Limited	United Kingdom
13	BHP Billiton (BVI) Limited	Virgin Islands, British
14	BHP Billiton (Liberia) Inc.	Liberia
15	BHP Billiton (Nouvelle-Caledonie) SAS	New Caledonia
16	BHP Billiton (Philippines) Inc.	Philippines
17	BHP Billiton (Trinidad) Holdings Limited	Saint Lucia
18	BHP Billiton (Trinidad-2C) Ltd.	Canada
19	BHP Billiton (Trinidad-2C) Ltd. (Trinidad and Tobago)	Trinidad and Tobago
20	BHP Billiton (Trinidad-3A) Ltd.	Trinidad and Tobago
21	BHP Billiton (UK) Limited	United Kingdom
22	BHP Billiton (UMC) Pty Ltd	Australia
23	BHP Billiton Aluminium (RAA) Pty Ltd	Australia
24	BHP Billiton Aluminium (Worsley) Pty Ltd	Australia
25	BHP Billiton Aluminium Australia Pty Ltd	Australia
26	BHP Billiton Aluminium Limited	United Kingdom
27	BHP Billiton Aluminium Operations BVI Ltd	Virgin Islands, British
28	BHP Billiton Aluminium Technologies Limited	Jersey
29	BHP Billiton Aluminium Vietnam UK Limited	United Kingdom
30	BHP Billiton Australia Investment 3 Pty Ltd	Australia
31	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
32	BHP Billiton BM Development 3 (US) LLC	United States
33	BHP Billiton BM Development PTY LTD	Australia
34	BHP Billiton Boliviana de Petroleo Inc.	United States
35	BHP Billiton Boliviana de Petroleo Inc. (Sucursal Bolivia)	Bolivia
36	BHP Billiton Brasil Investimentos Ltda.	Brazil
37	BHP Billiton Brasil Ltda	Brazil
38	BHP Billiton Canada Inc.	Canada
39	BHP Billiton Capital Inc.	United States
40	BHP Billiton CBM Investments Pty Ltd	Australia
41	BHP Billiton Chile Inversiones Limitada	Chile
42	BHP Billiton China Limited	Hong Kong
43	BHP Billiton Coal Holdings South Africa Proprietary Limited	South Africa
44	BHP Billiton Community Limited	Australia
45	BHP Billiton Company B.V.	Netherlands
46	BHP Billiton Diamonds (Belgium) N.V.	Belgium
47	BHP Billiton Diamonds (Eurasia) LLC	Russian Federation
48	BHP Billiton Direct Reduced Iron Pty Limited	Australia
49	BHP Billiton Employee Plan Pty Ltd	Australia

	Company Name	Country
50	BHP Billiton Energy Coal (UK) Limited	United Kingdom
51	BHP Billiton Energy Coal Australia Pty Ltd	Australia
52	BHP Billiton Energy Coal Chile Limited	United Kingdom
53	BHP Billiton Energy Coal Inc.	United States
54	BHP Billiton Energy Coal Investments Pty Ltd	Australia
55	BHP Billiton Energy Coal Operations Pty Ltd	Australia
56	BHP Billiton Energy Coal South Africa Proprietary Limited	South Africa
57	BHP Billiton Eurasia B.V.	Netherlands
58	BHP Billiton Eurasia B.V. (Moscow Rep Office)	Russian Federation
59	BHP Billiton Executive Services Company Pty Limited	Australia
60	BHP Billiton Finance (USA) B.V.	Netherlands
61	BHP Billiton Finance (USA) Limited	Australia
62	BHP Billiton Finance Australia Limited	Virgin Islands, British
63	BHP Billiton Finance B.V.	Netherlands
64	BHP Billiton Finance B.V. (branch office)	United Kingdom
65	BHP Billiton Finance Limited	Australia
66	BHP Billiton Finance Plc	United Kingdom
67	BHP Billiton Finance South Africa Limited	Virgin Islands, British
68	BHP Billiton Foreign Holdings Inc.	United States
69	BHP Billiton Freight Singapore Pte Limited	Singapore
70	BHP Billiton Group (BVI) Limited	Virgin Islands, British
71	BHP Billiton Group Limited	United Kingdom
72	BHP Billiton Group Operations Pty Ltd	Australia
73	BHP Billiton Holdings B.V.	Netherlands
74	BHP Billiton Holdings Limited	United Kingdom
75	BHP Billiton Innovation Pty Ltd	Australia
76	BHP Billiton International Metals B.V.	Netherlands
77	BHP Billiton International Services Limited	United Kingdom
78	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
79	BHP Billiton Investment Holdings Limited	United Kingdom
80	BHP Billiton IO Mining Pty Ltd	Australia
81	BHP Billiton IO Pilbara Mining Pty Ltd	Australia
82	BHP Billiton IO Services Pty Ltd	Australia
83	BHP Billiton IO Workshop Pty Ltd	Australia
84	BHP Billiton Iron Ore Holdings Pty Ltd	Australia
85	BHP Billiton Iron Ore Pty Limited	Australia
86	BHP Billiton Japan Limited	Japan
87	BHP Billiton Jersey Limited	Jersey
88	BHP Billiton Korea Co., Ltd.	Korea, Republic of
89	BHP Billiton Liberia (Jersey) Limited	Jersey
90	BHP Billiton Lonsdale Investments Pty Ltd	Australia
91	BHP Billiton Marine & General Insurances Pty Ltd	Australia
92	BHP Billiton Marketing AG	Switzerland
93	BHP Billiton Marketing AG – Singapore Branch	Singapore
94	BHP Billiton Marketing Asia Pte Ltd.	Singapore
95	BHP Billiton Marketing B.V.	Netherlands
96	BHP Billiton Marketing Inc.	United States
97	BHP Billiton Marketing Investments ApS	Denmark
98	BHP Billiton Marketing Investments Limited	United Kingdom
99	BHP Billiton Marketing Services India Pvt Ltd	India
100	BHP Billiton Marylebone B.V.	Netherlands
101	BHP Billiton Metais SA	Brazil

	Company Name	Country
102	BHP Billiton MetCoal Holdings Pty Ltd	Australia
103	BHP Billiton Minerals Pty Ltd	Australia
104	BHP Billiton Mitsui Coal Pty Ltd	Australia
105	BHP Billiton New Mexico Coal Inc.	United States
106	BHP Billiton Nickel Operations Pty Ltd	Australia
107	BHP Billiton Nickel West Pty Ltd	Australia
108	BHP Billiton Olympic Dam Corporation Pty Ltd	Australia
109	BHP Billiton Olympic Dam Marketing Pty Ltd	Australia
110	BHP Billiton Olympic Dam Operations Pty Ltd	Australia
111	BHP Billiton Overseas Holdings Limited	United Kingdom
112	BHP Billiton Paddington Limited	United Kingdom
113	BHP Billiton Petroleum (Americas) Inc.	United States
114	BHP Billiton Petroleum (Arkansas Holdings) Inc.	United States
115	BHP Billiton Petroleum (Arkansas) Inc.	United States
116	BHP Billiton Petroleum (Australia) Pty. Ltd.	Australia
117	BHP Billiton Petroleum (Bass Strait) Pty. Ltd.	Australia
118	BHP Billiton Petroleum (Colombia) Corporation	Canada
119	BHP Billiton Petroleum (Colombia) Sucursal Colombia	Colombia
120	BHP Billiton Petroleum (Deepwater) Inc.	United States
121	BHP Billiton Petroleum (Denmark) ApS	Denmark
122	BHP Billiton Petroleum (Falkland) Corporation	Canada
123	BHP Billiton Petroleum (Fayetteville) LLC	United States
124	BHP Billiton Petroleum (Foreign Exploration Holdings) LLC	United States
125	BHP Billiton Petroleum (GOM) Inc.	United States
126	BHP Billiton Petroleum (India) Corporation	Canada
127	BHP Billiton Petroleum (International Exploration) Pty. Ltd.	Australia
128	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (Algeria)	Algeria
129	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (India)	India
130	BHP Billiton Petroleum (International Exploration) Pty. Ltd. (Vietnam)	Vietnam
131	BHP Billiton Petroleum (Laurentian) Corporation	Canada
132	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
133	BHP Billiton Petroleum (New Ventures) Corporation	Canada
134	BHP Billiton Petroleum (North America) Inc.	United States
135	BHP Billiton Petroleum (North West Shelf) Pty. Ltd.	Australia
136	BHP Billiton Petroleum (Philippines) Corporation	Canada
137	BHP Billiton Petroleum (Philippines) Corporation (Philippines Branch)	Philippines
138	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd	Australia
139	BHP Billiton Petroleum (Pipelines Investments) Pty. Ltd.	Australia
140	BHP Billiton Petroleum (Sabah) Corporation	Canada
141	BHP Billiton Petroleum (Sabah) Corporation (Malaysian Branch)	Malaysia
142	BHP Billiton Petroleum (Sarawak) Limited	United Kingdom
143	BHP Billiton Petroleum (Sarawak) Limited (Malaysian Branch)	Malaysia
144	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
145	BHP Billiton Petroleum (South Africa) LLC (South Africa branch)	South Africa
146	BHP Billiton Petroleum (Victoria) Pty. Ltd.	Australia
147	BHP Billiton Petroleum (Vietnam) Corporation	Canada
148	BHP Billiton Petroleum (Vietnam) Corporation (Vietnamese operating office)	Vietnam
149	BHP Billiton Petroleum Great Britain Limited	United Kingdom
150	BHP Billiton Petroleum Great Britain Limited (South Africa)	South Africa
151	BHP Billiton Petroleum Holdings (USA) Inc.	United States
152	BHP Billiton Petroleum Holdings LLC	United States

	Company Name	Country
153	BHP Billiton Petroleum International Pty. Ltd.	Australia
154	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
155	BHP Billiton Petroleum Limited	United Kingdom
156	BHP Billiton Petroleum Pty Ltd	Australia
157	BHP Billiton Petroleum Trading and Marketing Inc.	United States
158	BHP Billiton Petroleum Trading and Marketing Pty Ltd	Australia
159	BHP Billiton Plc (South Africa)	South Africa
160	BHP Billiton PNG Services Limited	Papua New Guinea
161	BHP Billiton Properties (Proprietary) Limited	South Africa
162	BHP Billiton RBM Holdings (Proprietary) Limited	South Africa
163	BHP Billiton Resources Exploration Pty Ltd	Australia
164	BHP Billiton Resources International (RSA) Pty Ltd	Australia
165	BHP Billiton Resources Internationsl (RSA) PTY LTD – South Africa Branch	South Africa
166	BHP Billiton Resources Marketing Pty Ltd	Australia
167	BHP Billiton SA Finance (Proprietary) Limited	South Africa
168	BHP Billiton SA Holdings Limited	South Africa
169	BHP Billiton SA Investments Limited	United Kingdom
170	BHP Billiton SA Limited	South Africa
171	BHP Billiton Services Jersey Limited	Jersey
172	BHP Billiton Shared Business Services Pty Ltd	Australia
173	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
174	BHP Billiton South Africa (Jersey) Limited	Jersey
175	BHP Billiton South Africa Holdings B.V.	Netherlands
176	BHP Billiton SSM Development Pty Ltd	Australia
177	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
178	BHP Billiton SSM Indonesia Pte Ltd	Singapore
179	BHP Billiton SSM International Pty Ltd	Australia
180	BHP Billiton Sustainable Communities	United Kingdom
181	BHP Billiton Taiwan Limited	Taiwan
182	BHP Billiton UK Holdings Limited	Virgin Islands, British
183	BHP Billiton UK Investments Limited	Virgin Islands, British
184	BHP Billiton Uranium Holding Company Pty Ltd	Australia
185	BHP Billiton WAIO Pty Ltd	Australia
186	BHP Billiton Wesminco Oil Pty Ltd	Australia
187	BHP Billiton Western Mining Resources International Pty Ltd	Australia
188	BHP Billiton Westmin Talc Pty Ltd	Australia
189	BHP Billiton World Exploration Inc.	Canada
190	BHP Billiton World Exploration Inc. (Angola)	Angola
191	BHP Billiton World Exploration Inc. (Argentina)	Argentina
192	BHP Billiton World Exploration Inc. (Botswana)	Botswana
193	BHP Billiton World Exploration Inc. (Burundi)	Burundi
194	BHP Billiton World Exploration Inc. (Colombia)	Colombia
195	BHP Billiton World Exploration Inc. (Cote d’Ivoire)	Cote d’Ivoire
196	BHP Billiton World Exploration Inc. (Democratic Republic of Congo)	Congo, The Democratic Republic of the
197	BHP Billiton World Exploration Inc. (Ecuador)	Ecuador
198	BHP Billiton World Exploration Inc. (Ethiopia)	Ethiopia
199	BHP Billiton World Exploration Inc. (Gabon)	Gabon
200	BHP Billiton World Exploration Inc. (Ghana)	Ghana
201	BHP Billiton World Exploration Inc. (Guinea)	Guinea
202	BHP Billiton World Exploration Inc. (Guyana)	Guyana

	Company Name	Country
203	BHP Billiton World Exploration Inc. (Ireland)	Ireland
204	BHP Billiton World Exploration Inc. (Kazakhstan)	Kazakhstan
205	BHP Billiton World Exploration Inc. (Liberia)	Liberia
206	BHP Billiton World Exploration Inc. (Namibia)	Namibia
207	BHP Billiton World Exploration Inc. (Pakistan)	Pakistan
208	BHP Billiton World Exploration Inc. (Papua New Guinea)	Papua New Guinea
209	BHP Billiton World Exploration Inc. (Peru)	Peru
210	BHP Billiton World Exploration Inc. (Philippines)	Philippines
211	BHP Billiton World Exploration Inc. (South Africa)	South Africa
212	BHP Billiton World Exploration Inc. (Tanzania)	Tanzania, United Republic of
213	BHP Billiton World Exploration Inc. (Venezuela)	Venezuela
214	BHP Billiton World Exploration Inc. (Zambia)	Zambia
215	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
216	BHP Billiton Yeelirrie Development Company Pty Ltd	Australia
217	BHP Billiton Yeelirrie Management Services Pty Ltd	Australia
218	BHP Billiton Zambia Limited	Zambia
219	BHP Canadian Diamonds Company	Canada
220	BHP Capital No. 20 Pty Limited	Australia
221	BHP Chile Inc.	United States
222	BHP Chile Inc. (Chile Branch)	Chile
223	BHP Coal Holdings Pty Limited	Australia
224	BHP Coal Pty Ltd	Australia
225	BHP Copper Inc.	United States
226	BHP Development Finance Pty Ltd	Australia
227	BHP Escondida Inc.	United States
228	BHP Finance (International) Inc.	United States
229	BHP Financial Services (UK) Limited	Guernsey
230	BHP Group Resources Pty Ltd	Australia
231	BHP Hawaii Inc.	United States
232	BHP Holdings (International) Inc.	United States
233	BHP Holdings (Resources) Inc.	United States
234	BHP Holdings (USA) Inc.	United States
235	BHP Holdings International (Investments) Inc.	United States
236	BHP Internacional Participacoes Ltda	Brazil
237	BHP International Finance Corp.	United States
238	BHP Iron Ore (Jimblebar) Pty Ltd	Australia
239	BHP Khanij Anveshana Pvt Limited	India
240	BHP Mineral Resources Inc.	United States
241	BHP Minerals Asia Pacific Pty Ltd	Australia
242	BHP Minerals Europe Limited	United Kingdom
243	BHP Minerals Exploration Inc.	United States
244	BHP Minerals Ghana Inc.	United States
245	BHP Minerals Holdings Proprietary Limited	Australia
246	BHP Minerals India Pvt Limited	India
247	BHP Minerals International Exploration Inc.	United States
248	BHP Minerals International Exploration Inc. (Argentina)	Argentina
249	BHP Minerals International Exploration Inc. (Pakistan)	Pakistan
250	BHP Minerals International Exploration Inc. (Uruguay)	Uruguay
251	BHP Minerals International Exploration Inc. (Venezuela)	Venezuela
252	BHP Minerals International LLC	United States
253	BHP Minerals Pacific Inc.	United States

	Company Name	Country
254	BHP Minerals Service Company	United States
255	BHP Navajo Coal Company	United States
256	BHP Peru Holdings Inc.	United States
257	BHP Petroleum (Argentina) S.A.	Argentina
258	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
259	BHP Petroleum (Cambodia) Pty Ltd	Australia
260	BHP Petroleum (Pakistan) Pty Ltd	Australia
261	BHP Petroleum (Pakistan) Pty Ltd (Pakistan)	Pakistan
262	BHP Petroleum (Tankers) Limited	Bermuda
263	BHP Petroleum (Tankers) Limited – Australian Branch	Australia
264	BHP Petroleum (U.K.) Corporation	United States
265	BHP Queensland Coal Investments Pty Ltd	Australia
266	BHP Queensland Coal Limited	United States
267	BHP Queensland Coal Limited	Australia
268	BHP Resources Inc.	United States
269	BHP Titanium Minerals Pty Ltd	Australia
270	BHP Venezuela Inc.	United States
271	BHP Venezuela Inc. (Venezuela)	Venezuela
272	BHPB Freight Pty Ltd	Australia
273	Big Hawk Services, LLC	United States
274	Billiton (RA) B.V.	Netherlands
275	Billiton Aluminium SA Limited	South Africa
276	Billiton Argentina B.V.	Netherlands
277	Billiton Argentina B.V. – Argentina Branch	Argentina
278	Billiton Australia Finance Pty Ltd	Australia
279	Billiton Australia Holdings B.V.	Netherlands
280	Billiton Chile B.V.	Netherlands
281	Billiton Coal Australia Holdings B.V.	Netherlands
282	Billiton Coal SA Limited	South Africa
283	Billiton Development (Zambia) Limited	Zambia
284	Billiton Development B.V.	Netherlands
285	Billiton E & D 3 B.V.	Netherlands
286	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
287	Billiton Exploration Australia Pty Limited	Australia
288	Billiton Guinea B.V.	Netherlands
289	Billiton Intellectual Property B.V.	Netherlands
290	Billiton Investment 1 B.V.	Netherlands
291	Billiton Investment 12 B.V.	Netherlands
292	Billiton Investment 13 B.V.	Netherlands
293	Billiton Investment 15 B.V.	Netherlands
294	Billiton Investment 2 B.V.	Netherlands
295	Billiton Investment 3 B.V.	Netherlands
296	Billiton Investment 7 B.V.	Netherlands
297	Billiton Investment 8 B.V.	Netherlands
298	Billiton Investment 9 B.V.	Netherlands
299	Billiton Investments Ireland Limited	Ireland
300	Billiton Manganese Australia Pty Ltd	Australia
301	Billiton Manganese Holdings B.V.	Netherlands
302	Billiton Marketing Holding B.V.	Netherlands
303	Billiton Marketing Investments B.V.	Netherlands
304	Billiton Nickel Holdings B.V.	Netherlands
305	Billiton Suriname Holdings B.V.	Netherlands

	Company Name	Country
306	Broadmeadow Mine Services Pty Ltd	Australia
307	Broken Hill Proprietary (USA) Inc.	United States
308	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
309	Bulkers Limited	Liberia
310	Carson Hill Gold Mining Corporation	United States
311	Central Queensland Services Pty Ltd	Australia
312	Cerro Matoso SA	Colombia
313	Coal Mines Australia Pty Ltd	Australia
314	Compania Minera Cerro Colorado Limitada	Chile
315	Conicol BVI Limited	Virgin Islands, British
316	Consolidated Nominees (Proprietary) Limited	South Africa
317	Consórcio Santos Luz de Imóveis Ltda	Brazil
318	Corridor Sands Limitada	Mozambique
319	County Shipping Company Limited	Hong Kong
320	Dampier Coal (Queensland) Proprietary Limited	Australia
321	Dendrobium Coal Pty Ltd	Australia
322	Dia Met Minerals (Africa) Limited	Cayman Islands
323	Donkerpoort Iron Limited	South Africa
324	Douglas Colliery Limited	South Africa
325	Douglas Colliery Services Limited	South Africa
326	EagleHawk Field Services LLC	United States
327	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
328	Empresa de Mineracao Jacui Ltda	Brazil
329	Empresa de Mineracao Seara Ltda.	Brazil
330	Endeavour Coal Pty Limited	Australia
331	Ermelo Mines Services (Pty) Limited	South Africa
332	FracHawk Services, LLC	United States
333	Gengro Limited	South Africa
334	Global BHP Copper Ltd.	Cayman Islands
335	Groote Eylandt Mining Company Pty Ltd	Australia
336	Hamilton Brothers Corporation	United States
337	Hamilton Brothers Exploration Company	United States
338	Hamilton Brothers Oil and Gas Corporation	United States
339	Hamilton Brothers Petroleum Corporation	United States
340	Hamilton Oil Company Inc.	United States
341	Hawk Field Services, LLC	United States
342	Hay Point Services Pty Limited	Australia
343	Hillside Aluminium Limited	South Africa
344	HK Energy Marketing, LLC	United States
345	HK Transportation, LLC	United States
346	Hotazel Manganese Mines (Proprietary) Limited	South Africa
347	Hunter Valley Energy Coal Pty Ltd	Australia
348	Illawarra Coal Holdings Pty Ltd	Australia
349	Illawarra Services Pty Ltd	Australia
350	Ingwe Housing Association (NPC)	South Africa
351	Ingwe Surface Holdings Limited	South Africa
352	Innovaciones Metalúrgicas de Córdoba S.A.S. – IMETCOR S.A.S.	Colombia
353	IPS USA, Inc.	United States
354	Jenipapo Recursos Naturais S.A.	Brazil
355	Kangwane Anthracite (Pty) Limited	South Africa
356	KCS Energy Services, Inc.	United States
357	KCS Resources, LLC	United States

	Company Name	Country
358	Kelar S.A.	Chile
359	Keliney Closed Joint Stock Company	Russian Federation
360	Lubilanji Mining SPRL a.k.a <<Lumi SPRL>>	Congo, The Democratic Republic of the
361	Main Street 58 (Proprietary) Limited	South Africa
362	Manhattan Syndicate Limited	South Africa
363	Manitoba Potash Corporation	Canada
364	Marcona International, S.A.	Panama
365	Medallion California Properties Company	United States
366	Metalloys Manganese Smelter (Pty) Ltd	South Africa
367	Middelburg Mine Services (Pty) Limited	South Africa
368	Middelplaats Manganese Limited	South Africa
369	Minera BHP Billiton, S.A. de C.V.	Mexico
370	Minera Spence SA	Chile
371	Mt Arthur Coal Pty Limited	Australia
372	Mt Arthur Underground Pty Ltd	Australia
373	Natural Diamond Company Limited	Jersey
374	Newcastle Coal Infrastructure Group Pty Limited	Australia
375	Newshelf 1127 (Pty) Limited	South Africa
376	One TEC Operating, LLC	United States
377	One Tec, LLC	United States
378	Oy Alwima Limited	Finland
379	Pering Mine Services Holdings (Proprietary) Limited	South Africa
380	Petrohawk Energy Corporation	United States
381	Petrohawk Holdings, LLC	United States
382	Petrohawk Operating Company	United States
383	Petrohawk Properties, LP	United States
384	P-H Energy, LLC	United States
385	Phoenix Mining Finance Company (Pty) Limited	South Africa
386	Pilbara Gas Pty Limited	Australia
387	Prairie Potash Corporation	Canada
388	Proliq, Inc.	United States
389	PT BHP Billiton Indonesia	Indonesia
390	PT BHP Billiton Services Indonesia	Indonesia
391	PT Billiton Indonesia	Indonesia
392	PT Juloi Coal	Indonesia
393	PT Kalteng Coal	Indonesia
394	PT Lahai Coal	Indonesia
395	PT Maruwai Coal	Indonesia
396	PT Pari Coal	Indonesia
397	PT Ratah Coal	Indonesia
398	PT Sumber Barito Coal	Indonesia
399	QNI International Pty Ltd	Australia
400	QNI Philippines Inc	Philippines
401	RAL Cayman Inc (Agencia Chile)	Chile
402	RAL Cayman Inc.	Cayman Islands
403	Rietspruit Mine Services (Pty) Limited	South Africa
404	Rio Algom Exploration Inc. – Argentina Branch	Argentina
405	Rio Algom Exploration Inc. – Namibian Branch	Namibia
406	Rio Algom Exploration Inc. (or French Name Form – Exploration Rio Algom Inc)	Canada
407	Rio Algom Investments (Agencia – Chile) Inc.	Chile

	Company Name	Country
408	Rio Algom Investments (Chile) Inc	Canada
409	Rio Algom Limited	Canada
410	Rio Algom Mining LLC	United States
411	Rio Algom Namibia (Proprietary) Limited	Namibia
412	Riocerro Inc	Cayman Islands
413	Riochile Inc	Cayman Islands
414	Samancor AG	Switzerland
415	Samancor Gabon SA	Gabon
416	Samancor Holdings (Proprietary) Limited	South Africa
417	Samancor Manganese (Proprietary) Limited	South Africa
418	San Juan Coal Company	United States
419	San Juan Transportation Company	United States
420	San Manuel Arizona Railroad Company	United States
421	South Texas Shale LLC	United States
422	Southeastern Petroleum Sales Corporation	United States
423	Stein Insurance Company Limited	Guernsey
424	Tasmanian Electro Metallurgical Company Pty Ltd	Australia
425	Terra Nominees (Proprietary) Limited	South Africa
426	The Broken Hill Proprietary Company Pty Ltd	Australia
427	The Norwegian Oil Corporation (DNO-U.S.)	United States
428	The World Marine & General Insurance Plc	United Kingdom
429	Transkei Granite Holdings (Proprietary) Limited	South Africa
430	UMAL Consolidated Pty Ltd	Australia
431	United Iron Pty Ltd	Australia
432	Westchester Insurance Company (Proprietary) Limited	South Africa
433	Western Hog Ranch Company	United States
434	Westminer Insurance Pte Ltd	Singapore
435	Winwell Resources, L.L.C.	United States
436	WMC (Argentina) Inc.	United States
437	WMC (Mineral Sands) Limited	Jersey
438	WMC (Peru) Inc.	United States
439	WMC Corporate Services Inc.	United States
440	WMC Exploration Inc.	United States
441	WMC Finance (USA) Limited	Australia
442	WMC Mineracao Ltda.	Brazil
443	WMC Resources (Namibia) (Proprietary) Limited	Namibia
444	WMC Resources Marketing Limited	Canada
445	WSF, Inc.	United States
446	BHP Billiton (Trinidad-3B) Inc.	Canada
447	BHP Billiton Aluminium Vietnam Jersey Limited	Jersey
448	BHP Billiton Development 1 (Australia) Pty Ltd	Australia
449	BHP Billiton International Development Limited	United Kingdom
450	BHP Billiton Petroleum (China) Corp.	Canada
451	P R I Eastern Limited	Cook Islands